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                                                                    EXHIBIT 10.1


                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT


                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of April 28, 2003 (this "Second Amendment"), by and among Tetra Tech, Inc., a Delaware corporation ("Tetra Tech"), Tetra Tech FW, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Tetra Tech ("Purchaser"), Foster Wheeler, Ltd., a Bermuda corporation ("FW Ltd."), Foster Wheeler, LLC, a Delaware limited liability company and an indirect wholly-owned Subsidiary of FW Ltd. ("FW LLC"), Foster Wheeler USA Corporation, a Delaware corporation and an indirect wholly-owned Subsidiary of FW Ltd. ("FW USA", and together with FW Ltd. and FW LLC, the "FW Guarantors"), Foster Wheeler Environmental Corporation, a Texas corporation and a direct wholly-owned Subsidiary of FW USA ("FWENC"), and Hartman Consulting Corporation, a Delaware corporation and a direct wholly-owned Subsidiary of FWENC ("Hartman", and together with FWENC, the "Sellers"). Tetra Tech, Purchaser, each of the FW Guarantors and each of the Sellers are individually referred to herein as a "Party" and collectively referred to herein as the "Parties". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Asset Purchase Agreement (as defined below).


                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, Tetra Tech, Purchaser, the FW Guarantors and the Sellers are parties to an Asset Purchase Agreement, dated as of February 17, 2003 and amended as of March 7, 2003 (as in effect on the date hereof, but prior to giving effect to this Second Amendment, the "Asset Purchase Agreement"); and

                  WHEREAS, the Parties wish to amend the Asset Purchase Agreement as herein provided;


                  NOW, THEREFORE, the Parties agree as follows:

I. Amendments to the Asset Purchase Agreement.

                  1. Schedule 2.3(h) to the Asset Purchase Agreement (Assumed Liabilities) is hereby amended by deleting in its entirety item number 6, Hopkins v. Hopkins, Civil Action No. ED-050357, Superior Court of California, County of San Diego, and inserting the following new language in lieu thereof:

                  "6. Intentionally Omitted."

                  2. Schedule 2.4(k) to the Asset Purchase Agreement (Excluded Liabilities) is hereby amended by adding thereto the following new item at the end thereof:

                  "15. Hopkins v. Hopkins, Civil Action No. ED-050357, Superior Court of California, County of San Diego."

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II.      Miscellaneous.

                  1. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Asset Purchase Agreement or any other related document or agreement.

                  2. This Second Amendment may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement and shall become effective on the date (the "Second Amendment Effective Date") when two (2) or more counterparts have been signed by each of the Parties and delivered (including, without limitation, by way of facsimile transmission) to the other Parties.

                  3. THIS SECOND AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

                  4. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  5. From and after the Second Amendment Effective Date, all references in the Asset Purchase Agreement and in any other related document or agreement to the Asset Purchase Agreement shall be deemed to be references to the Asset Purchase Agreement as modified hereby.

                [Remainder of this page intentionally left blank]


                                      -2-
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                  IN WITNESS WHEREOF, each Party has caused its name to be
hereunto subscribed by its officer thereunto duly authorized all as of the day and year first above written.


                              TETRA TECH, INC.


                              By: /s/ James M. Jaska
                                 ----------------------------------------------
                                  Name:      James M. Jaska
                                  Title:     President


                              TETRA TECH FW, INC.


                              By: /s/ James M. Jaska
                                 ----------------------------------------------
                                  Name:      James M. Jaska
                                  Title:     President


                              FOSTER WHEELER, LTD.


                              By: /s/ Steven I. Weinstein
                                 ----------------------------------------------
                                  Name:      Steven I. Weinstein
                                  Title:     Vice President & Deputy General
                                                   Counsel

                              FOSTER WHEELER, LLC


                              By: /s/ Steven I. Weinstein
                                 ----------------------------------------------
                                  Name:      Steven I. Weinstein
                                  Title:     Vice President & Deputy General
                                                   Counsel



                              FOSTER WHEELER USA CORPORATION


                              By: /s/ Brian K. Ferraioli
                                 ----------------------------------------------
                                  Name:      Brian K. Ferraioli
                                  Title:     President


                              FOSTER WHEELER ENVIRONMENTAL CORPORATION


                              By: /s/ Bernard H. Cherry
                                 ----------------------------------------------
                                  Name:      Bernard H. Cherry
                                  Title:     Chairman, President & CEO

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                              HARTMAN CONSULTING CORPORATION


                              By: /s/ Bernard H. Cherry
                                 ----------------------------------------------
                                  Name:      Bernard H. Cherry
                                  Title:     Chairman, President & CEO